Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the three months ended June 30, 2008 (the “Report”) by Fuda Faucet Works, Inc (the “Registrant”), Dengyong Jin, chief executive officer, and Donghai Yu, chief financial officer, hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2008

By: /s/ Dengyong Jin
Dengyong Jin
Chief Executive Officer

By:/s/ Donghai Yu
Donghai Yu
Chief Financial Officer